Summary Prospectus Supplement	September 1, 2016

Putnam Government Money Market Fund
Summary Prospectus dated March 24, 2016

Effective September 1, 2016, the last paragraph in the section Purchase and sale of fund shares will be deleted in its entirety and replaced with the following:

Class P shares are only available to other Putnam funds. Class G shares are only available to Putnam fund-of-funds accounts.

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